SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 23, 2009

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Convergys Corporation

Item 1.01.	Entry into a Material Definitive Agreement.

On December 23, 2009, Convergys Corporation (the “Company”) and JANA Partners LLC (“JANA”), an affiliate of a shareholder of the Company, amended (the “Amendment”) the Agreement dated February 4, 2009 by and among JANA and the Company. The Amendment extends the date from January 1, 2010 until February 1, 2010 for JANA to request, provided certain conditions are met, that 2 additional directors be appointed to the Company’s Board of Directors not later than 30 days prior to the Company’s 2010 annual meeting. A copy of the Amendment is attached as Exhibit 10.1

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1	First Amendment dated December 23, 2009 between the Company and JANA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ KAREN R. BOWMAN
Karen R. Bowman
Senior Vice President General Counsel and Corporate Secretary

Date: December 28, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment dated December 23, 2009 between Convergys Corporation and JANA Partners LLC.

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